UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

May 29, 2013

Date of Report (Date of earliest event reported)

DIODES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200 Plano, Texas		75024
(Address of principal executive offices)		(Zip Code)

(972) 987-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (“the Company”) submitted to a vote of its security holders at its 2013 annual meeting of stockholders on May 29, 2013 for the following matters: (1) the election of seven persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval of the Company’s executive compensation; (3) the approval of the Company’s 2013 Equity Incentive Plan; and (4) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

1. Election of Directors

The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board of Directors of the Company are as follows:

C.H. Chen	For:	33,553,513
	Withheld:	7,801,390
	Broker Non-Votes:	3,277,495
Michael R. Giordano	For:	40,520,277
	Withheld:	834,626
	Broker Non-Votes:	3,277,495
L.P. Hsu	For:	39,951,053
	Withheld:	1,403,850
	Broker Non-Votes:	3,277,495
Keh-Shew Lu	For:	39,732,309
	Withheld:	1,622,594
	Broker Non-Votes:	3,277,495
Raymond Soong	For:	33,037,283
	Withheld:	8,317,620
	Broker Non-Votes:	3,277,495
John M. Stich	For:	39,081,934
	Withheld:	2,272,969
	Broker Non-Votes:	3,277,495
Michael K.C. Tsai	For:	38,512,060
	Withheld:	2,842,843
	Broker Non-Votes:	3,277,495

2. Approval of Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of executive compensation are as follows:

For:	32,584,049
Against:	6,647,746
Abstain:	2,123,108
Broker Non-Votes:	3,277,495

3. Approval of the 2013 Equity Incentive Plan

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the 2013 Equity Incentive Plan are as follows:

For:	30,208,419
Against:	11,106,381
Abstain:	40,103
Broker Non-Votes:	3,277,495

4. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 are as follows:

For:	44,020,566
Against:	545,196
Abstain:	66,636
Broker Non-Votes:	0

Item 7.01	Regulation FD Disclosure.

On May 29, 2013, the Company held its 2013 annual meeting of stockholders. A copy of the presentation slides for the 2013 annual meeting of stockholders is furnished herewith as Exhibit 99.1 to this Report.

The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

In the foregoing presentation, the Company utilized financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide stockholders with an alternative method for assessing its operating results in a manner that enables stockholders to more thoroughly evaluate its current performance as compared to past performance. The Company also believes these non-GAAP measures provide stockholders with a more informed baseline for modeling its future financial performance. The Company’s management uses these non-GAAP measures for the same purposes. The Company believes that its stockholders should have access to the same set of tools that it uses in analyzing its results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. See Item 2.02 of to the Company’s Form 8-K, filed on May 14, 2013, for definitions of the non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to stockholders, and tables that reconcile the non-GAAP financial measures utilized to GAAP financial measures.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in the accompanying slides attached as Exhibit 99.1 to this Report, the matters set forth therein are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as may be detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the presentation slides. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Presentation slides for the 2013 annual meeting of stockholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2013	DIODES INCORPORATED

	By	/s/ Richard D. White
RICHARD D. WHITE
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Presentation slides for the 2013 annual meeting of stockholders